Exhibit 10.22

JOINDER AGREEMENT & THIRD AMENDMENT TO LOAN AGREEMENT

This JOINDER AGREEMENT & THIRD AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is made as of this 23rd day of February, 2024, by and among each of the entities listed on Exhibit A attached hereto (collectively, the “Existing Borrowers”) and BMO BANK N.A., a national banking association, as Administrative Agent (as successor to BMO Harris Bank N.A.) (together with its successors and assigns, “Administrative Agent”) on behalf of itself and the Lenders, and [MOB West Jordan, L.L.C., a Delaware limited liability company] (the “Joining Borrower” and, together with the Existing Borrowers, the “Borrower”).

RECITALS

WHEREAS, the Existing Borrowers, Administrative Agent and BMO Bank N.A., as the initial lender (together with such other lenders that may be a party to the Loan Agreement from time to time, the “Lenders”) are parties to (i) that certain Loan Agreement, dated as of September 30, 2021 as amended by that certain First Amendment to Loan Agreement dated as of August 1, 2022, and as further amended by that certain Second Amendment to Loan Agreement dated as of October 23, 2023 (as amended, joined, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and (ii) each other document listed on Schedule 1 hereto (together with the Loan Agreement, as amended, joined, restated, supplemented or otherwise modified from time to time, the “Loan Documents”), whereby Lenders made a loan to Existing Borrowers in the principal amount of up to $122,655,000.00 (the “Loan”);

WHEREAS, Joining Borrower is an affiliate of the Existing Borrowers under common indirect ownership and the Joining Borrower benefited from and will continue to benefit from the Loan;

WHEREAS, in connection with Borrower’s ability to continue to satisfy certain financial and other covenants set forth in the Loan Agreement, the parties hereto each desire to add the Joining Borrower as a Borrower under the Loan Documents, as set forth in this Agreement; and

WHEREAS, the parties hereto agree that as of the Effective Date (as defined below), the Joining Borrower shall be a Borrower under the Loan Documents, as more specifically provided herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.
Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.
2.
Joinder to Loan Agreement. Without relieving the Existing Borrowers of any of their obligations and liabilities under the Loan Agreement, effective as of the Effective Date, the Joining Borrower joins in and agrees to be bound by all of the terms and provisions of the Loan Agreement and in each instance become a party to the Loan Agreement as a “Borrower” thereunder with the same effect as if it was an original signatory to the Loan Agreement. The Joining Borrower hereby expressly assumes all obligations and liabilities of “Borrower” under the Loan Agreement.

91996503.4

The Joining Borrower hereby agrees that this Agreement may be attached to the Loan Agreement. All obligations of the Existing Borrowers and the Joining Borrower pursuant to the Loan Agreement shall be joint and several.
3.
Joinder to Note. Without relieving the Existing Borrowers of any of their obligations and liabilities under the Note, effective as of the Effective Date, the Joining Borrower joins in and agrees to be bound by all of the terms and provisions of the Note and in each instance become a party to the Note as a co-borrower and co-obligor thereunder and maker thereof with the same effect as if it was an original signatory to the Note. The Joining Borrower hereby expressly assumes all obligations and liabilities of “Borrower” under the Note. All obligations of the Existing Borrowers and the Joining Borrower pursuant to the Note shall be joint and several.
4.
Joinder to Other Loan Documents. Without relieving the Existing Borrowers of any of their obligations and liabilities under the other Loan Documents to which they are a party, effective as of the Effective Date, the Joining Borrower joins in and agrees to be bound by all of the terms and provisions of the Loan Documents to which the Existing Borrowers are a party (excluding the Security Instrument and Assignment of Leases and Rents to which the Existing Borrowers are a party (other than any Security Instrument and Assignment of Leases and Rents to which Joining Borrower is a party) (collectively, the “Joined Loan Documents”)) and in each instance become a party to the Joined Loan Documents as a co-borrower thereunder with the same effect as if it was an original signatory to the Joined Loan Documents. The Joining Borrower hereby expressly assumes all obligations and liabilities of a co-borrower under the Joined Loan Documents and a co-indemnitor with respect to the Environmental Indemnity, including any terms relating to (a) the grant of a security interest in the Property, (b) the compliance with all covenants as set forth in the Loan Agreement and each other Joined Loan Document, (c) indemnities applicable to a Borrower and (d) each Event of Default set forth in Section 10.1 of the Loan Agreement. The Joining Borrower hereby makes each of the covenants and agreements made by a Borrower under the Loan Agreement and each other Joined Loan Document, as if each such covenant was set forth herein, mutatis mutandis. All obligations of the Existing Borrowers and the Joining Borrowers pursuant to the Joined Loan Documents shall be joint and several.
5.
Representations. Each Existing Borrower hereby represents and warrants to Administrative Agent and Lenders that the representations and warranties made by each Borrower in the Loan Documents to which it is a party (including, without limitation, Article III of the Loan Agreement and Section 1 of the Environmental Indemnity) are true and correct in all material respects, in each case, as of the date hereof, excluding representations and warranties that were made as of a specific date, and subject to any changes in facts or circumstances permitted to have occurred, or not prohibited from having occurred, pursuant to the terms of the Loan Documents (in which case such change of facts and circumstances are set forth on Schedule 2 attached hereto, which such schedule contains reference to the applicable representation(s) and warranty(ies) or sets forth any exceptions to such representations and warranties). Except as described in the Exception Report attached hereto as Schedule 2, Joining Borrower hereby makes, with respect to itself and the individual Property of such Joining Borrower (the “Joining Individual Property”), as of the date hereof (unless such representation or warranty is made on and as of the Closing Date under the Loan Agreement, in which case, as of the date hereof), all of the representations and warranties that are applicable to an individual Borrower that are set forth in the Loan Documents (including, without limitation, Article III of the Loan Agreement and Section 1 of the

Environmental Indemnity), which representations are true and correct in all respects, in each case, as of the date hereof.
6.
Amendment to Exhibits and Schedules to the Loan Agreement. As of the Effective Date, (a) Exhibit A (Legal Description of the Property) attached to the Loan Agreement is hereby supplemented with the legal description of the Joining Individual Property as set forth on Exhibit A Supplement to the Loan Agreement attached hereto and (b) Schedule 8 (List of Individual Properties and Owners) attached to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 8 to the Loan Agreement attached hereto:
7.
Definitions. As of the Effective Date, the following definitions as set forth in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and replaced with the following, as applicable:
(a)
“Assignment of Interest Rate Cap Agreement. that certain Assignment of Interest Rate Cap Agreement, dated as of the date hereof, by Holdings Borrower in favor of Administrative Agent, as assignee, for the benefit of the Lenders, and consented to by the Counterparty to the Interest Rate Cap Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”
(b)
“Deposit Bank: BMO Bank N.A., a national banking association, in its capacity as agent under the Deposit Account Control Agreement and any successor Eligible Institution thereto.”
(c)
“Ground Lease: Collectively, (I) that certain Arizona State Department Commercial Lease No. 03-109554-99 dated as of June 15, 2004, by and between The State of Arizona, as Trustee, through the State Land Commissioner, as landlord, and NPP1, LLC, an Arizona limited liability company, as tenant; as assigned to Ryan Desert Ridge, LLC, a Minnesota limited liability company pursuant to that certain Assignment and Assumption of Lease dated November 30, 2004, and recorded on November 30, 2004, as Instrument No. 2004-1399939 in the Official Records of Maricopa County (“Official Records”); as further assigned to Ryan Companies US, Inc., a Minnesota corporation pursuant to that certain Assignment and Assumption of Lease dated December 22, 2004, and recorded on December 22, 2004, as Instrument No. 2004-1507842 in the Official Records; as amended by that certain Amendment to Arizona State Department Commercial Lease No. 03-109554-99 dated December 3, 2007, and recorded on December 4, 2007, as Instrument No. 2007-1279677 in the Official Records; as further amended by that certain Amendment to Arizona State Land Department Commercial Lease No. 03-109554-99 dated April 16, 2014; as further assigned to 4425 East Irma Lane, LLC, a Delaware limited liability company pursuant to that certain Assignment and Assumption of Lease dated March 23, 2017, as further assigned to Arizona Healthcare DST, a Delaware statutory trust pursuant to that certain Assignment and Assumption of Lease dated June 6, 2018; and as further assigned to MOB Phoenix, L.L.C. (“Phoenix Borrower”) pursuant to that certain Assignment and Assumption of Lease dated on or about the date hereof (“Borrower’s Ground Lease Assumption”) (collectively, the “Phoenix Ground Lease”); and (II) that certain Ground Lease dated as of October 8, 2015, by and between Jordan Valley Medical Center, LP, a Delaware limited partnership (as predecessor-in-interest to Catholic Health Initiatives Colorado, a Colorado nonprofit corporation), as lessor, and MOB West Jordan, L.L.C., a Delaware limited liability company (as successor by merger to Healthcare Portfolio II DST, a Delaware statutory trust) (“Jordan Valley Borrower”), assignee of RW JVCC, LLC, a Utah limited liability company, as lessee, pursuant to that certain Assignment and Assumption of Leases dated as of January 23, 2017 (collectively, the “Jordan Valley Ground Lease”).”
(d)
“Ground Lease Estoppel: that certain (I) Ground Lease Estoppel Certificate, dated as of September 2, 2021, by Phoenix Ground Lease Lessor in favor of Phoenix Borrower and Administrative Agent and (II) Ground Lease Estoppel Certificate, dated as of [_________], 2024, by Jordan Valley Ground Lease Lessor in favor of Jordan Valley Borrower and Administrative Agent.”
(e)
“Ground Lease Lessor: Collectively and/or individually as the context may require, (I) State of Arizona, as Trustee, through the State Land Commissioner (“Phoenix Ground Lease Lessor”) and (II) Jordan Valley Medical Center, LP a Delaware limited partnership (“Jordan Valley Ground Lease Lessor”).
(f)
“Ground Lease Property: Collectively and/or individually as the context may require, (I) the Individual Property leased by Phoenix Borrower pursuant to the Phoenix Ground Lease and located at 4375 E. Irma Lane, Phoenix, Arizona, and (II) the Individual Property leased by Jordan Valley Borrower pursuant to the Jordan Valley Ground Lease and located at 3592 West 9000 South, West Jordan, Utah 84088.”
(g)
“Ground Lease Tenant: Collectively and/or individually as the context may require, (I) Phoenix Borrower and (II) Jordan Valley Borrower.”
(h)
“Property: individually or collectively, as the context requires, each Individual Property or the Individual Properties, comprised in the aggregate of sixteen (16) medical office buildings containing approximately 443,637 square feet of space, but excluding any Individual Property that is subject to a Partial Release pursuant to Section 2.8 from and after the date of such Partial Release, and including any property that is a Replacement Individual Property pursuant to Section 2.9 from and after the date of such Partial Substitution.”

8.
Release of Individual Properties. Notwithstanding anything to the contrary in Section 2.8 of the Loan Agreement, the Joining Borrower and the Joining Individual Property may only be released from the Loan Documents and the Lien of the applicable Security Instrument encumbering the Joining Individual Property upon the prior written consent of the Administrative Agent in its sole and absolute discretion (including, without limitation, subject to such conditions as determined by the Administrative Agent in its sole discretion, including a partial repayment of the Loan, payment of the Prepayment Fee (if applicable) and any other requirements of Administrative Agent).
9.
Effective Date. This Agreement shall become effective on the first date on which the parties hereto have duly executed this Agreement and Guarantor has duly executed the Reaffirmation of Guaranty in the form attached hereto (such date being the “Effective Date”).
10.
Borrower Certification. Joining Borrower hereby certifies to Administrative Agent, that the rent roll for the Joining Individual Property attached hereto as Exhibit B is true, correct and accurate.
11.
No Default. The Existing Borrowers and the Joining Borrower hereby certify that no Default or Event of Default exists and is continuing.
12.
Joining Borrower. The Joining Borrower’s exact legal name is correctly set forth in the first paragraph of this Agreement. On the Effective Date, the Joining Borrower’s principal place of business is located at 2901 Butterfield Road, Oak Brook, Illinois 60523. On the Effective Date, the Joining Borrower’s jurisdiction of organization is the State of Delaware, Joining Borrower is in good standing in the State of Delaware, and the Joining Borrower is qualified to do business and is in good standing in the State of Utah. Schedule 3 attached hereto sets forth as of the Effective Date the ownership structure for the Borrower and each of its direct equity holders and is true and correct in all respects as of the Effective Date and shall replace Schedule 3.1.1 to the Loan Agreement.
13.
Joint and Several Liability. Notwithstanding anything in the Loan Documents to the contrary, each Borrower hereby acknowledges and agrees that Borrowers are jointly and severally liable to Administrative Agent and Lenders pursuant to Article XIII of the Loan Agreement.
14.
Further Assurances. The parties hereto shall each take any and all further actions and execute and deliver any and all such further documents and undertakings as are necessary or reasonably requested by the other party to effectuate the purposes of this Agreement in accordance with the Loan Agreement. The undertakings set forth in this Section 14 shall survive the execution and delivery of this Agreement.
15.
Fees and Expenses. Borrowers agree to pay to Administrative Agent all reasonable third-party out-of-pocket fees, costs and expenses incurred by Administrative Agent in connection with this Agreement (including reasonable out-of-pocket fees, costs and expenses of Administrative Agent’s legal counsel incurred in connection with this Agreement).
16.
Limited Effect. Except as expressly supplemented by this Agreement, each of the Loan Documents shall continue in full force and effect in accordance with its terms. Reference to this Agreement need not be made in any Loan Document or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, any Loan Document, any reference in any of such items to any Loan Document being sufficient to refer to such Loan Document as supplemented hereby.
17.
Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.
18.
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS IN ACCORDANCE WITH SECTION 12.2 OF THE LOAN AGREEMENT.
19.
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall bind the parties hereto.
20.
Notices. The parties hereto acknowledge and agree that the address of Joining Borrower and Existing Borrower for receiving notices and for all other purposes of the Loan Documents is the same as set forth for the Borrower in Section 12.6 of the Loan Agreement.
21.
Ratification. Except as amended and modified herein, the Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed. Administrative Agent and Lender shall continue to have all of the rights and remedies as provided in the Loan Documents, as amended and modified hereby or pursuant hereto, and all of Administrative Agent’s and Lender’s liens and security interests shall continue in its collateral, whether now existing or acquired or arising hereafter. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “the Agreement,” “hereunder,” “herein,” “hereof,” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and modified hereby, and all references in the other Loan Documents to the Loan Agreement shall mean such document as amended hereby or pursuant hereto. THE PARTIES HERETO HAVE ENTERED INTO THIS AGREEMENT SOLELY TO AMEND THE TERMS OF THE LOAN AGREEMENT. THE PARTIES DO NOT INTEND THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY ANY BORROWER OR GUARANTOR UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. The Existing Borrowers and Joining Borrowers, as of the date hereof, have no claims, defenses, off-sets or counterclaims to or against the enforcement of the Loan Documents in accordance with their respective terms by Administrative Agent and Lenders.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement as of the date first above written.

ADMINISTRATIVE AGENT (on behalf of itself and the Lenders):

BMO BANK N.A., a national banking association, as Administrative Agent

By: /s/ Kyle Dickelman
Name: Kyle Dickelman
Title: Vice President

[Signatures continue on following page.]

EXISTING BORROWERS:

MOB Cedar Park, L.L.C.,

MOB 5255 San Antonio, L.L.C.,

MOB 9157 San Antonio, L.L.C.,

MOB Raleigh, L.L.C.,

MOB 1431 Houston, L.L.C.,

MOB 1 New Britain, L.L.C.,

MOB 300 New Britain, L.L.C.,

MOB Oklahoma City, L.L.C.,

MOB Peoria, L.L.C.,

MOB Phoenix, L.L.C.,

MOB 3855 Gilbert, L.L.C.,

MOB 700 Chandler, L.L.C.,

MOB 3686 Gilbert, L.L.C.,

MOB Kingwood, L.L.C., and

MOB Garden City, L.L.C.,

each a Delaware limited liability company

By: IPCAAF MOB Portfolio II, L.L.C., a Delaware limited liability company, its sole member

By: /s/ Joseph E. Binder

Name: Joseph E. Binder
Title: Executive Vice President

IPCAAF MOB PORTFOLIO II, L.L.C, a Delaware limited liability company

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

[Signatures continue on following page.]

JOINING BORROWER:

MOB WEST JORDAN, L.L.C., a Delaware limited liability company

By: IPCAAF MOB Portfolio II, L.L.C., a Delaware limited liability company, its sole member

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

REAFFIRMATION OF GUARANTY

The undersigned (on behalf of itself and its successors and assigns) hereby acknowledges and approves the foregoing Joinder Agreement & Third Amendment to Loan Agreement and reaffirms its obligations under that certain Guaranty, dated as of September 30, 2021 and that certain Environmental Indemnity Agreement, dated as of September 30, 2021 (collectively, the “Guaranty Agreements”) and agrees that such Guaranty Agreements and its obligations thereunder shall continue and remain in full force and affect in accordance with its terms with respect to each Borrower and their respective Individual Property as well as from and after the date hereof, the Joining Borrower and the Joining Individual Property. Any terms capitalized but not otherwise defined shall have the respective meanings set forth in the Joinder Agreement. The undersigned, as of the date hereof, has no claims, defenses, off-sets or counterclaims to or against the enforcement of the Guaranty Agreements in accordance with their respective terms by Administrative Agent and Lenders, and agrees to be bound by the Joinder Agreement and Third Amendment to Loan Agreement. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to the same, the undersigned understands that Administrative Agent and Lenders do not have any obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein creates such a duty.

Dated: February 23, 2024

GUARANTOR:

INLAND PRIVATE CAPITAL CORPORATION, a Delaware corporation

By: /s/ Joseph E. Binder
Name: Joseph E. Binder
Title: Executive Vice President

Exhibit A Supplement to the Loan Agreement

Legal Description of the Individual Joining Property

PARCEL 1: (27-05-251-025)

LOT 1, JORDAN VALLEY MEDICAL CENTER, ACCORDING TO THE OFFICIAL PLAT THEREOF AS RECORDED NOVEMBER 3, 2015 AS ENTRY NUMBER 12164134 IN BOOK 2015P AT PAGE 252 IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER.

ALSO KNOWN AS: A PART OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 3 SOUTH, RANGE 1 WEST, SALT LAKE BASE & MERIDIAN, U.S. SURVEY WEST JORDAN CITY, SALT LAKE COUNTY, UTAH;

BEGINNING AT A POINT WHICH IS 2537.92 FEET NORTH 89°13'35" WEST ALONG THE SECTION LINE AND 956.13 FEET NORTH 0°46'23" EAST FROM THE EAST QUARTER CORNER OF SAID SECTION 5, AND RUNNING THENCE DUE NORTH 106.77 FEET; THENCE DUE EAST 61.72 FEET; THENCE DUE NORTH 17.44 FEET; THENCE DUE EAST 50.08 FEET; THENCE DUE SOUTH 17.44 FEET; THENCE DUE EAST 84.37 FEET; THENCE DUE SOUTH 106.77 FEET; THENCE DUE WEST 196.17 FEET TO THE POINT OF BEGINNING.

PARCEL 1A:

NON-EXCLUSIVE EASEMENTS FOR INGRESS AND EGRESS FOR ACCESS, PARKING AND DRAINAGE, ACCEPTANCE AND RETENTION OF STORM WATER AND OTHER NATURALLY OCCURRING SURFACE WATERS AS DISCLOSED IN THE EASEMENT AGREEMENT DATED OCTOBER 8, 2015 AND RECORDED OCTOBER 12, 2015 AS ENTRY NO. 12149319 IN BOOK 10369 AT PAGE 5143. SAID EASEMENT AGREEMENT HAVING BEEN AMENDED BY THE FIRST AMENDMENT TO EASEMENT AGREEMENT DATED JANUARY 23, 2017 AND RECORDED FEBRUARY 1, 2017 AS ENTRY NUMBER 12467137 IN BOOK 10525 AT PAGE 9160.

PARCEL 1B:
NON-EXCLUSIVE EASEMENTS FOR INGRESS AND EGRESS FOR ACCESS, PARKING AND DRAINAGE, ACCEPTANCE AND RETENTION OF STORM WATER AND OTHER NATURALLY OCCURRING SURFACE WATERS AS DISCLOSED IN THE EASEMENT AGREEMENT DATED OCTOBER 8. 2015 AND RECORDED OCTOBER 23, 2015 AS ENTRY NO. 12156790 IN BOOK 10372 AT PAGE 9107.

PARCEL 1C:
A MUTUAL, RECIPROCAL, AND NON-EXCLUSIVE EASEMENT AND RIGHT-OF-WAY FOR PARKING USE AS DISCLOSED IN THE RECIPROCAL GRANT OF PARKING EASEMENT DATED DECEMBER 19, 1983 AND RECORDED DECEMBER 29, 1983 AS ENTRY NO. 3886627 IN BOOK 5518 AT PAGE 2199 AND RE-RECORDED MARCH 19, 1984 AS ENTRY NUMBER 3918077, IN BOOK 5539 AT PAGE 2760.

SITUATE IN SALT LAKE COUNTY, STATE OF UTAH.

A-1

91996503.4

Schedule 8 to the Loan Agreement

Borrower	Property	Address	City	State
MOB Cedar Park, L.L.C.	Baylor Scott & White Emergency	900 East Whitestone Blvd.	Cedar Park	TX
MOB 300 New Britain, L.L.C.	Starling Physicians - Kensington	300 Kensington Ave.	New Britain	CT
MOB 1 New Britain, L.L.C.	Staring Physicians - Lake Street	One Lake St	New Britain	CT
MOB 1431 Houston, L.L.C.	Memorial Hermann Convenient Care Center	1431 Studemont St.	Houston	TX
MOB Oklahoma City, L.L.C.	Surgical Hospital of OK	100 S.E. 59th St.	Oklahoma City	OK
MOB 700 Chandler, L.L.C.	Ironwood Physicians 3	700 West Warner Rd.	Chandler	AZ
MOB 3855 Gilbert, L.L.C.	Ironwood Physicians 5 - Gilbert	3855 South Val Vista Dr.	Gilbert	AZ
MOB 3686 Gilbert, L.L.C.	Ironwood Physicians 4 - Gilbert	3686 South Rome St.	Gilbert	AZ
MOB Peoria, L.L.C.	Honor Health	10230 W Happy Valley Pkwy.	Peoria	AZ
MOB Phoenix, L.L.C.	Banner Health	4375 E. Irma Ln	Phoenix	AZ
MOB Raleigh, L.L.C.	UNC Rex Cancer Center	117 Sunnybrook Rd.	Raleigh	NC
MOB 9157 San Antonio, L.L.C.	Medical Center Ophthalmology Associates	9157 Huebner Rd.	San Antonio	TX
MOB 5255 San Antonio, L.L.C.	San Antonio Specialty Surgery Center	5255 Prue Rd.	San Antonio	TX
MOB Kingwood, L.L.C.	Memorial Hermann Convenient Care Center	4533 Kingwood Dr.	Kingwood	TX
MOB Garden City, L.L.C.	NYU Langone Radiology	224 7th St.	Garden City	NY
MOB West Jordan, L.L.C.	Jordan Valley Medical Center	3592 West 9000 South	West Jordan	UT

B-1

91996503.4

EXHIBIT A (to Joinder)

Existing Borrowers

MOB Cedar Park, L.L.C.

MOB 5255 San Antonio, L.L.C.

MOB 9157 San Antonio, L.L.C.

MOB Raleigh, L.L.C.

MOB 1431 Houston, L.L.C.

MOB 1 New Britain, L.L.C.

MOB 300 New Britain, L.L.C.

MOB Oklahoma City, L.L.C.

MOB Peoria, L.L.C.

MOB Phoenix, L.L.C.

MOB 3855 Gilbert, L.L.C.

MOB 700 Chandler, L.L.C.

MOB 3686 Gilbert, L.L.C.

MOB Kingwood, L.L.C.

MOB Garden City, L.L.C., and

IPCAAF MOB Portfolio II, L.L.C.,

each a Delaware limited liability company

B-1

91996503.4

EXHIBIT B (to Joinder)

Rent Roll for Joining Individual Property

See attached.

B-1

91996503.4

SCHEDULE 1 (to Joinder)

LOAN DOCUMENTS OTHER THAN LOAN AGREEMENT

All Loan Documents are dated as of September 30, 2021 unless otherwise indicated below.

1.
Promissory Note;
2.
Environmental Indemnity;
3.
Fee Letter; and
4.
All other documents now or heretofore executed and/or delivered by the Existing Borrowers in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

Schedule 1-1

91996503.4

SCHEDULE 2 (to Joinder)

Exception Report

On January 17, 2024, a notice of default was delivered to Surgical Hospital of Oklahoma, L.L.C., an Oklahoma limited liability company, as Tenant under that certain Amended and Restated Lease Agreement dated March 15, 2017 (“Lease”) arising from Tenant’s failure to fulfill its obligation to pay rent when due under the Lease.

Schedule 2-1

91996503.4

SCHEDULE 3 (to Joinder)

Organizational Chart

See attached.

Schedule 3-1

91996503.3

Structure Diagram As of 1/31/2024 IPC Alternative Real Estate Advisor, LLC (“Business Manager”)

a Delaware LLC Indirect subsidiary of Inland Real Estate Investment Corporation IPC Alternative Real Estate Income Trust, Inc. (“Fund”) a Maryland corporation General Partner of the OP Ownership held by stockholders Operated under the direction of its board of directors Except as otherwise shown hereon, at the time of the financing, there will be no foreign investor with direct/indirect ownership of any Borrower in excess of 10% and no foreign or domestic investor with direct/indirect ownership of any Borrower in excess of 20%. Limited Partners Unit Holders IPC Alternative Real Estate Operating Partnership, LP (“OP”) a Delaware limited partnership IPCAAF MOB Portfolio I, L.L.C. (“HoldCo I”) a Delaware LLC OP as its Sole Member IPCAAF MOB Portfolio II, L.L.C. (“HoldCo II”) a Delaware LLC OP as its Sole Member BMO BANK N.A., a national banking association together with its participants, successors and assigns Special Purpose Entity Borrowers Wholly Owned by HoldCo II*

MOB Cedar Park, L.L.C.; MOB 5255 San Antonio, L.L.C.; MOB 9157 San Antonio, L.L.C.; MOB Raleigh, L.L.C.; MOB 1431 Houston, L.L.C.; MOB 1 New Britain, L.L.C.; MOB 300 New Britain, L.L.C.; MOB Oklahoma City, L.L.C.; MOB Peoria, L.L.C.; MOB Phoenix, L.L.C.; MOB 3855 Gilbert, L.L.C.; MOB 700 Chandler, L.L.C.; MOB 3686 Gilbert, L.L.C.; MOB Kingwood, L.L.C.; MOB Garden City, L.L.C.; MOB West Jordan, L.L.C.